UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

NOVA LIFESTYLE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

September 22, 2025

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

October [●], 2025

Dear Stockholder:

You are cordially invited to attend a special meeting of the stockholders of Nova LifeStyle, Inc., a Nevada corporation, to be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on October 31, 2025, at 11:00 a.m. local time.

Information regarding each of the matters to be voted on at the Special Meeting is contained in the attached Proxy Statement and Notice of Special Meeting of Stockholders. We urge you to read the proxy statement carefully. Our directors and officers will be present at the meeting to respond to appropriate questions from stockholders.

The proxy statement and proxy card are being mailed to all stockholders of record on or about October [●], 2025.

Because it is important that your shares be voted at the Special Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you do attend the Special Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

Sincerely,

/s/ Xiaohua Lu
Xiaohua Lu
Chief Executive Officer and Director of the Board

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held October 31, 2025

TO THE STOCKHOLDERS OF NOVA LIFESTYLE, INC.:

NOTICE HEREBY IS GIVEN that a Special Meeting of Stockholders of Nova LifeStyle, Inc., a Nevada corporation, will be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on October 31, 2025, at 11:00 a.m. local time, to consider and act upon the following:

1.	To approve an amendment to our Articles of Incorporation to increase the total number of our authorized shares of common stock, par value $0.001 per share, from 250,000,000 shares to 5,000,000,000 shares (the “Share Increase Amendment”);

2.	To approve an amendment to our Articles of Incorporation to change the name of the Company from “Nova LifeStyle, Inc.” to “XMax Inc.” (the “Name Change Amendment”);

3.	To approve a proposal to grant discretionary authority to the Company’s Chairperson of the Board of Directors (“Chairperson”) and Chief Executive Officer (“CEO”) to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve Proposals 1 and 2 (“Adjournment”).

The Board of Directors of the Company (the “Board of Directors” or the “Board”) and the Company’s management has fixed the close of business on September 25, 2025 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the Share Increase Amendment, a vote IN FAVOR OF the Name Change Amendment and a vote IN FAVOR OF the grant of discretionary authority to the Chairperson and the CEO to adjourn the Special Meeting.

Stockholders are cordially invited to attend the Special Meeting in person. Whether you plan to attend the Special Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Special Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting. YOUR VOTE IS VERY IMPORTANT.

By Order of the Board of Directors

/s/ Xiaohua Lu
Xiaohua Lu
Chief Executive Officer and Director of the Board

Commerce, California

October [●], 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 31, 2025:

WHETHER OR NOT YOU PLAN TO ATTEND OUR SPECIAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR SPECIAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held October 31, 2025

We are furnishing this Proxy Statement to the Stockholders of Nova LifeStyle, Inc., a Nevada corporation in connection with the solicitation, by the Board of Directors of Nova LifeStyle, Inc. (the “Board”), of proxies to be voted at the Special Meeting of Stockholders to be held at the corporate headquarters of Nova LifeStyle, Inc. located at 6565 E. Washington Blvd, Commerce, California 90040 on October 31, 2025, at 11:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “Nova LifeStyle,” “Nova,” the “Company,” “we,” “our” and similar terms refer to Nova LifeStyle, Inc., a Nevada corporation, and its wholly-owned subsidiaries, and the terms “Board of Directors” and “Board” refers to the Board of Directors of the Company.

Questions and Answers about these Proxy Materials and the Special Meeting

Why am I receiving this proxy statement?

  The board of directors of the Company is soliciting your proxy to vote at the Special Meeting because you owned shares of the Company common stock at the close of business on September 25, 2025, the “Record Date” for the Special Meeting, and are therefore entitled to vote at the Special Meeting. This proxy statement, along with a proxy card or a voting instruction card, is being mailed to stockholders on or about October [●], 2025. The Company has made these materials available to you on the Internet, and the Company has delivered printed proxy materials to you or sent them to you by e-mail. This proxy statement summarizes the information that you need to know in order to cast your vote at the Special Meeting. You do not need to attend the Special Meeting in person to vote your shares of common stock of the Company.

When and where will the Special Meeting be held?

The Special Meeting will be held at 11:00 a.m., local time, on October 31, 2025, at the Company’s corporate headquarters located at 6565 E. Washington Blvd, Commerce, California 90040.

What information is contained in this Proxy Statement?

This information relates to the proposals to be voted on at the Special Meeting, the voting process, and certain other required information.

How do I vote?

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the Special Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Xiaohua Lu, our Chief Executive Officer or Thanh Lam our Chairperson of the Board, located at 6565 E. Washington Blvd., Commerce, CA 90040. Our Board has selected Xiaohua Lu and Thanh Lam, the Chairperson of the Board to serve as proxy.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on October 30, 2025.

In Person - stockholders may vote in person at the Special Meeting. To vote in person, come to the Special Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Special Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the Special Meeting in accordance with the instructions contained therein.

If instructions are not given, such proxies will be voted:

●	“FOR” the amendment to our Articles of Incorporation to increase the total number of our authorized shares of common stock, par value $0.001 per share, from 250,000,000 shares to 5,000,000,000 shares; and

●	“FOR” the amendment to our Articles of Incorporation to change the name of the Company from “Nova LifeStyle, Inc.” to “XMax Inc.”; and

●	“FOR” the grant of discretionary authority to the Company’s Chairperson of the Board and CEO to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve Proposals 1 and 2.

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Special Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

Your proxy is revocable at any time before it is voted at the Special Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Xiaohua Lu, our CEO or Thanh Lam our Chairperson of the Board, located at 6565 E. Washington Blvd., Commerce, CA 90040.

3. You may attend the Special Meeting and vote in person. However, simply attending the Special Meeting will not, by itself, revoke your proxy.

What does it mean if I receive more than one set of proxy materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for each account for which you have received a set of proxy materials.

Who is soliciting my vote pursuant to this Proxy Statement?

Our Board is soliciting your vote at the Special Meeting. The cost of solicitation will be borne by us. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting.

How many shares are eligible to be voted?

As of the Record Date, we had [  ] shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the matters to be voted on at the Special Meeting.

What am I voting on?

You are voting on the following matters:

1.	To approve an amendment to our Articles of Incorporation to increase the total number of our authorized shares of common stock, par value $0.001 per share, from 250,000,000 shares to 5,000,000,000 shares (the “Share Increase Amendment”);

2.	To approve an amendment to our Articles of Incorporation to change the name of the Company from “Nova LifeStyle, Inc.” to “XMax Inc.” (the “Name Change Amendment”);

3.	To approve a proposal to grant discretionary authority to the Company’s Chairperson of the Board and CEO to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve Proposals 1 and 2. (“Adjournment”)

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares as follows:

●	“FOR” the amendment to our Articles of Incorporation to increase the total number of our authorized shares of common stock, par value $0.001 per share, from 250,000,000 shares to 5,000,000,000 shares; and

●	“FOR” the amendment to our Articles of Incorporation to change the name of the Company from “Nova LifeStyle, Inc.” to “XMax Inc.”; and

●	“FOR” the grant of discretionary authority to the Company’s Chairperson of the Board and CEO to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve Proposals 1 and 2.

None of our directors have informed us in writing that he or she intends to oppose any action intended to be taken by us at the Special Meeting.

How many votes are required to hold the Special Meeting and what are the voting procedures?

Quorum Requirement: As of the Record Date, [  ] shares of the Company’s common stock were issued and outstanding. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes: Each outstanding share of our common stock is entitled to one vote on each proposal at the Special Meeting. If there is a quorum at the Special Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

●	Approval of the Share Increase Amendment: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting is necessary to approve the Share Increase Amendment. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

●	Approval of the Name Change Amendment: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting is necessary to approve the Name Change Amendment. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

●	Approval of the Adjournment: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting is necessary to approve the Adjournment. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals, and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters.

How may a stockholder bring any other business before the Special Meeting?

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that at the special meetings the only business which may be transacted is that relating to the purpose or purposes set forth in the notice thereof, and, as such, stockholders shall not be permitted to propose other business at the Special Meeting.

Who is paying for the costs of this proxy solicitation?

The Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, directors, officers and employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

Are there any rights of appraisal?

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, Stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Special Meeting.

Who will count the votes?

The inspector of election appointed for the Special Meeting will receive and tabulate the ballots and voting instruction forms.

Where do I find the voting results of the Special Meeting?

The voting results will be disclosed in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting.

How can I obtain the Company’s corporate governance information?

Our corporate governance information is available on our website at www.novalifestyle.com under “Investor Relations—Corporate Governance.” Our stockholders may also obtain written copies at no cost by writing to us at Nova LifeStyle Inc, at 6565 E. Washington Blvd., Commerce, CA 90040, Attention: Corporate Secretary, or by calling (323) 888-9999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of September 22, 2025, regarding the number of shares of our common stock beneficially owned by (i) each person that we know beneficially owns 5% or more of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our executive officers and directors as a group.

The amounts and percentages of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated, each of the stockholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o Nova LifeStyle, Inc., 6565 E. Washington Blvd., Commerce, CA 90040.

As of September 22, 2025, there were 34,240,378 shares of our common stock issued and outstanding.

Name of beneficial owner	Number of shares	Percent of class
Directors and named executive officers
Thanh H. Lam, Chairperson and Director	11,857	*
Xiaohua Lu, Chief Executive Officer	-	-
Jeffery Chuang, Chief Financial Officer	-	-
Min Su, Corporate Secretary and Director	18,900	*
Charlie Huy La, Director	485	*
Umesh Patel, Director	-	-
Ming-Cherng Sky Tsai, Director	-	-
Steven Qiang Liu, Vice President	400,614	1.17%
Directors and executive officers as a group (8 persons)	431,856	1.26%

* Represents less than 1% of shares outstanding.

PROPOSAL NO. 1— SHARE INCREASE AMENDMENT TO THE ARTICLES OF INCORPORATION

The Company is asking you to approve the amendment to the Articles of Incorporation of Nova LifeStyle, Inc., which would increase the amount of authorized shares of common stock, par value $0.001 per share (“Common Stock”), of the Company from 250,000,000 to 5,000,000,000 shares.

On September 15, 2025, the Board unanimously adopted a resolution setting forth a proposed amendment to Company’s Articles of Incorporation, which would, subject to stockholder approval, increase the total number of our authorized shares of our Common Stock from 250,000,000 shares to 5,000,000,000 shares (the “Share Increase Amendment”). The resolution also provided that the proposed Share Increase Amendment be presented to the stockholders for approval at a Special Meeting of the Stockholders with the recommendation of the Board that the stockholders approve the proposed Share Increase Amendment. A copy of the proposed Certificate of Change to amend the Articles of Incorporation to increase the total number of our authorized shares of our Common Stock from 250,000,000 shares to 5,000,000,000 shares is attached hereto as Annex A.

Except as set forth in the Share Increase Amendment and Name Change Amendment below, all of the remaining provisions of the current Articles of Incorporation of the Company will remain in full force and effect without change.

If the proposal to amend our Articles of Incorporation to increase the total number of our authorized shares of our Common Stock from 250,000,000 shares to 5,000,000,000 shares is approved by our stockholders at the Special Meeting, a Certificate of Change to our Articles of Incorporation will be filed with the Secretary of State of the State of Nevada as soon as practicable after the Special Meeting. Upon such filing with the Secretary of State of Nevada, the Share Increase Amendment will become effective.

Reasons and Effects of the Increase in Authorized Shares of Common Stock

Potential uses of the additional authorized shares of Common Stock may include public or private offerings, conversions of convertible securities, issuance of stock or stock options to employees, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock will give us greater flexibility and will allow the Company to issue such shares, in most cases, without the expense or delay of seeking shareholder approval. The Company may issue shares of its Common Stock in connection with financing and/or acquisition transactions and other corporate purposes which the Board of Directors believes will be in the best interest of the Company’s stockholders. The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Increasing the number of authorized shares of common stock will not alter the number of shares of common stock presently issued and outstanding or reserved for issuance and will not change the relative rights of holders of any shares. The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized, issued and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights, and could have the effect of diluting earnings per share and book value per share, of existing stockholders. The Board has declared the proposed Share Increase Amendment to be advisable and in the best interests of the Company and its stockholders and is submitting the Share Increase Amendment to a vote of our stockholders.

Anti-takeover Effects

SEC rules and regulations require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Board has not proposed the Share Increase Amendment and the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares of common stock could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed Share Increase Amendment and authorized common stock increase is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board or management.

This proposal is not prompted by any specific effort or takeover threat currently perceived by the Board or management.

As of October [●], 2025, the Company is authorized to issue up to 250,000,000 shares of its common stock, of which, [●] shares were issued and outstanding. Additional shares of common stock were reserved for issuance under our equity incentive plan and other outstanding securities, including (collectively, the “Anticipated Share Reserves”):

●	1,500 shares of unvested restricted stock of the Company;

●	3,000,000 shares of common stock reserved for future issuance under the Company’s 2024 Omnibus Equity Plan (the “2024 Plan”), 444,000 shares of common stock reserved for future issuance under the Company’s 2023 Omnibus Equity Plan (the “2023 Plan”), 59,750 shares of common stock reserved for future issuance under the Company’s 2021 Omnibus Equity Plan (the “2021 Plan”); and

●	6,384,200 shares of common stock reserved for future issuance upon the exercise of outstanding warrants.

We do not currently have any definitive agreements or plans to issue the additional shares of common stock that would be authorized as a result of approving the proposed Share Increase Amendment. We review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the Company’s best interest and the best interest of our stockholders.

Required Vote

Approval of the Share Increase Amendment requires a quorum to be present and an affirmative vote of a majority of our common stock voted at the Special Meeting. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal. Adoption of the Share Increase Amendment is not conditioned upon the adoption of any of the other proposals.

Recommendation of Board of Directors

THE BOARD OF DIRECTORS has approved and UNANIMOUSLY RECOMMENDS THAT COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE Share Increase AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION.

PROPOSAL NO. 2 – SHARE INCREASE AMENDMENT TO THE ARTICLES OF INCORPORATION

The Company is asking you to approve the amendment to the Articles of Incorporation of the Company, which would change its name from “Nova LifeStyle, Inc.” to “XMax Inc.” (the “Name Change”).

On September 15, 2025, the Board unanimously adopted a resolution setting forth a proposed amendment to Company’s Articles of Incorporation, which would, subject to stockholder approval, change its name from “Nova LifeStyle, Inc.” to “XMax Inc. The Company’s furniture importation and distribution business have been negatively impacted by the trade war and tariffs imposed by the United States on products manufactured in China and other Asian countries where its purchases its products to sell in the United States. The Board believes the name change reflects the Company’s strategic transition from traditional furniture business to AI-driven smart living solutions. The new name, XMax, embodies a modern and futuristic identity that better aligns with the Company’s evolving vision and image. A copy of the proposed Certificate of Amendment to amend the Articles of Incorporation to change the Company’s name from “Nova LifeStyle, Inc.” to “XMax Inc.”, approved by the Board on September 20, 2025, is attached hereto as Annex B.

If approved by our shareholders, a Certificate of Amendment to our Articles of Incorporation for the Name Change will be filed with the Secretary of State of the State of Nevada as soon as practicable after the Special Meeting. Upon such filing with the Secretary of State of Nevada, the Name Change Amendment will become effective.

Except as set forth in the Share Increase Amendment above and Name Change Amendment, all of the remaining provisions of the current Articles of Incorporation of the Company will remain in full force and effect without change.

Upon approval of this proposal and the filing of the articles of amendment with the Secretary of State of Nevada, our Board of Directors will amend our By-Laws to replace any references to “Nova LifeStyle, Inc” with “XMax Inc.”, for which shareholder approval is not required.

The Company’s common stock is currently listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “NVFY.” The Company has reserved trading symbol “XWIN” with Nasdaq and will change to the new trading symbol as soon as the name change is effective. If the name change becomes effective, the rights of shareholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for shareholders with certificated shares to surrender any stock certificates they currently hold as a result of the name change. After the name change, all new stock certificates issued by the Company and all uncertificated shares held in direct registration accounts, including uncertificated shares currently held in direct registration accounts, will bear the name “XMax Inc.”

Required Vote

Approval of the Name Change Amendment requires a quorum to be present and an affirmative vote of a majority of our common stock voted at the Special Meeting. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal. Adoption of the Name Change Amendment is not conditioned upon the adoption of any of the other proposals.

Recommendation of Board of Directors

THE BOARD OF DIRECTORS has approved and UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE Name Change Amendment.

PROPOSAL NO. 3 – GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING

Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the shares of our Common Stock present in person or by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to the Company’s Chairperson of the Board and Chief Executive Officer to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1 and 2. The Chairperson of the Board and Chief Executive Officer will have the discretion to decide whether or not to use the authority granted to such person pursuant to this Proposal 3 to adjourn the Special Meeting.

Vote Required

The affirmative vote of a majority of all of the votes present or represented and entitled to vote at the Special Meeting is required to approve this Proposal 3. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Recommendation of Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT COMPANY’S STOCKHOLDERS VOTE “FOR” THE GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING.

OTHER BUSINESS

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the Special Meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the Special Meeting for any reason.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Proxy Statement and other proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees. Under applicable law, if you consented or were deemed to have consented, your broker, bank or other intermediary may send only one copy of the Proxy Statement and other proxy materials to your address for all residents that own shares of the Company’s common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other intermediary. If you are receiving multiple copies of the Proxy Statement and other proxy materials, you may be able to request householding by contacting your broker, bank or other intermediary. If you received a householding mailing and you would like to have additional copies of proxy statement and proxy materials mailed to you or you would like to opt out of this practice for future mailings, contact our Corporate Secretary, located at 6565 E. Washington Blvd., Commerce, CA 90040. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and proxy materials to any stockholder at the shared address to which a single copy of those documents was delivered. If you wish to request copies free of charge of the Proxy Statement or other proxy materials, please send your request to Nova LifeStyle, Inc., at 6565 E. Washington Blvd., Commerce, CA 90040, Attention: Corporate Secretary or call the Company with your request at (323) 888-9999.

WHERE YOU CAN FIND MORE INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov. In addition, stockholders may obtain free copies of certain documents filed with the SEC by the Company through the “SEC Filings” section of our website.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Nova LifeStyle, Inc.,

Attn: Corporate Secretary

6565 E. Washington Blvd., Commerce, CA 90040

(323) 888-9999

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Special Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Special Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

October [●], 2025	/s/ Xiaohua Lu
Xiaohua Lu
Chief Executive Officer and Director of the Board

Annex A

Certificate of Change to Articles of Incorporation for Share Increase

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.

3. Indicate the number of authorized shares and par value, if any of each class or series after the change.

4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.

5. Indicate provisions, if any, regarding fractional shares that are affected by the change.

6. NRS required statement.

7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.

8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Nova LifeStyle, Inc. Entity or Nevada Business Identification Number (NVID): NV20091105529-2
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 250,000,000 shares of common stock, par value $0.001 per share
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 5,000,000,000 shares of common stock, par value $0.001 per share
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X ______________________ Signature of Officer ______ Title ______ Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

Page 1 of 1
Revised: 8/1/2023

Annex B

Certificate of Amendment to Articles of Incorporation for Name Change

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Nova Lifestyle, Inc.

Entity or Nevada Business Identification Number (NVID): NV20091105529

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

- ☐ Certificate to Accompany Restated Articles or Amended and Restated Articles
  - ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
    The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
  - ☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______

Or ☒ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The purpose of the entity has been amended.
- ☐ The authorized shares have been amended.
- ☐ Other: (specify changes) ______
- ☐ Dissolution
- ☐ Merger
- ☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: ____ Time: ____

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- [x] The entity name has been amended.
- [ ] The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- [ ] The purpose of the entity has been amended.
- [ ] The authorized shares have been amended.
- [ ] The directors, managers or general partners have been amended.
- [ ] IRS tax language has been added.
- [ ] Articles have been added.
- [ ] Articles have been deleted.
- [ ] Other.

The articles have been amended as follows: (provide article numbers, if available)

The name of the entity is XMax Inc.

(attach additional page(s) if necessary)

6. Signature: (Required)

X ______________________________
Signature of Officer or Authorized Signer

CEO
Title

X ______________________________
Signature of Officer or Authorized Signer

Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 30, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and proxy materials electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 30, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000683689_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com

NOVA LIFESTYLE, INC.
Special Meeting of Stockholders
October 31, 2025 11:00 AM PDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Thanh H. Lam and Xiaohua Lu as proxy, with full power to appoint her or his substitute, and hereby authorizes her/him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NOVA LIFESTYLE, INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 11:00 AM, PDT on October 31, 2025, at the offices of NOVA LIFESTYLE, INC., located at 6565 E. Washington Blvd., Commerce, CA 90040, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000683689_2 R2.09.05.010

Continued and to be signed on reverse side